May 30, 2013

To the Board of Managers and Members
of Partners Group Private Equity
(Institutional), LLC:

In planning and performing our audit
of the financial statements of
Partners Group Private Equity
(Institutional),  LLC (the Fund) as
of and for the year ended March
31, 2013, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered
the Funds internal control over
financial reporting, including
controls over safeguarding securities,
as a basis for designing our
auditing procedures for the purpose
of expressing our opinion on the
financial statements and to comply
with the requirements of Form N-SAR,
but not for the purpose of expressing
an opinion on the effectiveness of
the Funds internal control over
financial reporting. Accordingly,
we do not express an opinion on the
effectiveness of the Funds internal
control over financial reporting.
The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
A funds internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles. A funds internal control
over financial reporting includes
those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of financial statements
in accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and managers of the fund
and (3) provide reasonable assurance
regarding prevention or timely
detection of unauthorized acquisition,
use or disposition of a Funds assets
that could have a material effect
on the financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the Funds
annual or interim financial
statements will not be prevented
or detected on a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
over financial reporting that might
be material weaknesses under
standards established by the
Public Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds internal control over
financial reporting and its
operation, including controls over
safeguarding securities, that we
consider to be material weaknesses as
defined above as of March 31, 2013.
This report is intended solely for
the information and use of management
and the Board of Managers of
Partners Group Private Equity
(Institutional), LLC and the
Securities and Exchange Commission
and is not intended to be and should
not be used by anyone other than
these specified parties.

PricewaterhouseCoopers LLP
May 30, 2013